Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DaVita HealthCare Partners Inc. (the “Company”) on Form 10-K for the year ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Garry E. Menzel, Chief Financial Officer of the Company, certify, pursuant to 18.U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ GARRY E. MENZEL
Garry E. Menzel Chief Financial Officer

February 26, 2015